SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 20, 2000.



                                 BisAssist, Inc.
             (Exact name of registrant as specified in its charter)

1353 Middleton Dr., Suite 2000, Cedar Hill, Texas                          75104
(Address of principal executive offices)                              (Zip Code)

                                  972.293.1115
              (Registrant's telephone number, including area code)

                                    MYG Corp.
                          23 Corporate Plaza, Suite 180
                         Newport Beach, California 92663
          (Former name or former address, if changed since last report)

Nevada                                     000-31441                                       33-0921357
(State or other jurisdiction of     (Commission File Number)     (I.R.S. Employer Identification No.)
incorporation or organization)


                              Thomas E. Stepp, Jr.
                              Stepp & Beauchamp LLP
                           1301 Dove Street, Suite 460
                         Newport Beach, California 92660
                                 (949) 660-9700
                            Facsimile: (949) 660-9010

                                   Page 1 of 7
                      Index to Exhibits specified on Page 6

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Pursuant to a Stock Acquisition and Reorganization Agreement (the "Acquisition Agreement") effective December 19, 2000, BisAssist, Inc. (formerly MYG Corp.), a Nevada corporation ("Company"), acquired all the outstanding shares of common stock of Bisassist, Inc., a Texas corporation ("Bisassist Texas"), from the shareholders thereof in exchange for 9,980,000 shares of our common stock (the "Acquisition"). On December 19, 2000, we amended our Articles of Incorporation to change our name to BisAssist, Inc.

The Acquisition was approved by the unanimous consent of our Board of Directors on December 20, 2000. The Acquisition is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

On December 18, 2000, our Board of Directors authorized a reverse stock split of 1200 to 1. As a result of such split, we had 5,000 shares of common stock issued and outstanding prior to the Acquisition. Following the Acquisition, we had 9,985,000 shares issued and outstanding.

The following table specifies information regarding the shareholdings of our directors and executive officers and those persons or entities who beneficially own 5% or more of our common stock:

Title of           Name and Address of         Amount and Nature of            Percent of
  Class            Beneficial Owner            Beneficial Owner                 Class(1)
---------------    -----------------------     -----------------------------   ----------
$.001 Par Value    Calvin Mees                 1,500,000 shares                  15.02%
Common Stock       1353 Middleton Drive        President and Director
                   Cedar Hill, TX  75104

$.001 Par Value    Romie Krickbaum(2)          1,500,000 shares                  15.02%
Common Stock       708 Hillcrest Court         Secretary and Director
                   Cedar Hill, TX  75104

$.001 Par Value    Tarja Morado(3)             3,000,000 shares, Director        30.04%
Common Stock       1353 Middleton Drive
                   Cedar Hill, TX  75104

$.001 Par Value                                All directors and named           60.08%
Common Stock                                   executive officers as a group

(1)  Based upon 9,985,000 outstanding shares of common stock.
(2)  Ms. Krickbaum is the mother of Ms. Morado.
(3)  Ms. Morado is the spouse of Mr. Mees.

The consideration exchanged pursuant to the Acquisition Agreement was negotiated by Bisassist Texas and us. In evaluating the Acquisition, we evaluated criteria such as the value of Bisassist Texas' assets, Bisassist Texas' ability to compete in the market for consulting services, the unique nature of Bisassist Texas' products and Bisassist Texas' current and anticipated business operations.

Changes in Control. We are not aware of any arrangements which may result in "changes in control" as that term is defined by the provisions of Item 403 of Regulation S-B, except for the following:

On December 20, 2000, our Board of Directors accepted the resignation of Mr. Bruce Younker as President, Treasurer, Secretary and director and appointed Calvin Mees as President and a director, Romie Krickbaum as Secretary and a director and Tarja Morado as a director.

Our Management. We are dependent on the efforts and abilities of certain of our senior management. The interruption of the services of key management could have a material adverse effect on our operations, profits and future development, if suitable replacements are not promptly obtained. We anticipate that we will enter into employment agreements with each of our key executives; however, no assurance can be given that each executive will remain with us during or after the term of his or her employment agreement. In addition, our success depends, in part, upon our ability to attract and retain other talented personnel. Although we believe that our relations with our personnel are good and that we will continue to be successful in attracting and retaining qualified personnel, there can be no assurance that we will be able to continue to do so. All of our officers and directors will hold office until their resignation or removal.

Our directors and principal executive officers are as specified on the following table:

        ======================================================
        Name               Age    Position
        ------------------------------------------------------
        Calvin K. Mees       40   President and Director
        ------------------------------------------------------
        Romie Krickbaum      51   Secretary and Director
        ------------------------------------------------------
        Tarja Morado         30   Director
        ======================================================

Calvin K. Mees. Mr. Mees is our President and one of our directors. Mr. Mees was one of the original founders of Bisassist Texas and has been self-employed as a free-lance business consultant since 1996. He currently manages all of the day-to-day operations. Mr. Mees was an account executive with Lew Lieberbaum & Co. from 1994 to 1996 and held a Series 7 license until March 1996. Mr. Mees is also currently a director of B Y & C Management, Inc., a Florida corporation.

Romie Krickbaum. Ms. Krickbaum is our Secretary and one of our directors. Ms. Krickbaum was one of the original founders of Bisassist Texas. Ms. Krickbaum has over twenty years of customer service experience. Since 1998, she has been with W.N.A. Cups Illustrated as a customer service representative where her duties included pricing projects, accounts receivable, and maintaining account relationships. From 1991 to 1998, she was the customer service manager for the Wal-Mart store located in Lancaster, Texas. Ms. Krickbaum is not an officer or a director of any other reporting company.

Tarja Morado. Ms. Morado is one of our directors and was one of the original founders of Bisassist Texas. Ms. Morado has been responsible for the day-to-day operations of Bisassist Texas since its inception in 1996. Ms. Morado possesses in-depth knowledge of information technology including platforms such as Sun Solaris, Unix, and a variety of Internet-based development systems. From 1994 to 1996, she held the position of office administrator for Lew Lieberbaum & Company, Inc. in Dallas, Texas, where she was responsible for the day-to-day business operations of the branch, as well as the daily, weekly, and monthly reports. Ms. Morado is not an officer or a director of any other reporting company.

Ms. Morado is the spouse of Mr. Mees. Ms. Krickbaum is the mother of Ms. Morado. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of our officers or directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony, nor are any of the officers or directors of any corporation or entity affiliated with us so enjoined.

ITEM 2. ACQUISITION OF ASSETS

Pursuant to the Acquisition Agreement, we acquired all the outstanding shares of common stock of Bisassist Texas, in exchange for 9,980,000 shares of our common stock. A copy of the Acquisition Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

Background. Bisassist Texas was originally incorporated in the state of Texas on October 21, 1996, as T.A.R. Financial Group, Inc. On November 17, 2000, T.A.R. Financial Group, Inc. amended its Articles of Incorporation to change its name to Bisassist, Inc.

Business. Bisassist Texas is a business consulting firm which offers a full range of business consulting services. Bisassist Texas believes that its strength comes from our network of highly competent and knowledgeable consulting professionals. Bisassist Texas provides small to medium size businesses with business and market development services as well as financial development services. We believe that Bisassist Texas provides a superior alternative to in-house resources because its consultants possess practical experience, knowledge, contacts and confidentiality. Through its network of highly skilled alliance partners, Bisassist Texas provides clients with "one-stop shopping" for all of their consulting needs.

Proposed Website. Bisassist Texas anticipates that its website will initially be developed as a corporate presence and used for marketing of its services. We anticipate that the website will be expanded to provide advice and information to small to medium size businesses in a community based format as well as offer users free information on current trends and events. We believe that the website could be developed to allow users to interact with other small businesses to obtain advice and services from other property management professionals as well as purchase other industry related products.

Services. Bisassist Texas' business consulting services include assisting small and medium sized businesses develop business, marketing and financing plans including pro forma financial statements. Bisassist Texas also provides business and market development services as well as identifies funding requirements and financial leverage opportunities. Bisassist Texas will also evaluate management, staff and company organization and provide assistance in implementing adjustments, if necessary. Bisassist Texas also provides assistance in designing appropriate management incentive programs including cash and stock bonuses, stock purchase plans, and other incentives for achieving performance goals.

Target Markets and Marketing Strategy. Bisassist Texas believes that its primary target market will consist of small to medium size businesses. We anticipate that Bisassist Texas will market and promote its website on the Internet. Its marketing strategy is to promote its services and products and attract users to its website. Bisassist Texas' marketing initiatives include the following:

     o utilizing direct response print advertisements placed primarily in small business, entrepreneurial, and property management-oriented magazines and special interest magazines;

     o    links to industry focused websites;

     o advertising by television, radio, banners, affiliated marketing and direct mail;

     o    presence at industry tradeshows; and

     o entering into relationships with other website providers to increase access to Internet business consumers.

Growth Strategy. Bisassist Texas' objective is to become a dominant Internet based provider of business consulting services. Key elements of Bisassist Texas' strategy include:

     o    create awareness of its products and services;

     o    develop its website;

     o    develop relationships with clients;

     o    provide additional services for clients; and

     o pursue relationships with joint venture candidates which will support its development.

Competition. While Bisassist Texas competes with traditional "brick and mortar" providers of business consulting services, Bisassist Texas will also compete with other Internet-based companies and businesses that have developed and are in the process of developing websites which will be competitive with the products developed and offered by Bisassist Texas. We cannot guaranty that other websites or products which are functionally equivalent or similar to

Bisassist Texas' websites and products have not been developed or are not in development. Many of these competitors have greater financial and other resources, and more experience in research and development, than Bisassist Texas.

Liquidity and Capital Resources. Bisassist Texas had cash of $5,149 as of November 30, 2000. Bisassist Texas' total assets were approximately $132,182 and our total liabilities were approximately $56,810 as of November 30, 2000.

Results of Operations. For the fiscal year ended November 30, 2000, Bisassist Texas generated revenues of approximately $204,650 compared to approximately $166,498 for the fiscal year ended November 30, 1999. Bisassist Texas' revenues have increased due to an increase in the number of clients that retained the services of Bisassist Texas.

Information in this report contains "forward looking statements" which can be identified by the use of forward-looking words such as "believes", "estimates", "could", "possibly", "probably", "anticipates", "estimates", "projects", "expects", "may", "will", or "should" or other variations or similar words. No assurances can be given that the future results anticipated by the forward-looking statements will be achieved. The following matters constitute cautionary statements identifying important factors with respect to those forward-looking statements, including certain risks and uncertainties that could cause actual results to vary materially from the future results anticipated by those forward-looking statements. Among the key factors that have a direct bearing on our results of operations are the effects of various governmental regulations, the fluctuation of our direct costs and the costs and effectiveness of our operating strategy. Other factors could also cause actual results to vary materially from the future results anticipated by those forward-looking statements.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5. OTHER EVENTS

On December 18, 2000, our Board of Directors authorized a reverse stock split of 1200 to 1. As a result of such split, we had 5,000 shares of common stock issued and outstanding prior to the Acquisition. Following the Acquisition, we had 9,985,000 shares issued and outstanding.

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Bruce Younker resigned as an officer and director of MYG Corp., effective upon completion of the Acquisition.

Tarja Morado resigned as an officer and director of Bisassist, Inc., effective upon completion of the Acquisition.

ITEM 7. FINANCIAL STATEMENTS


                                 BisAssist Inc.


                                November 30, 2000




                               Clyde Bailey, P.C.
                           Certified Public Accountant
                            10924 Vance Jackson #404
                            San Antonio, Texas 78230


CLYDE BAILEY P.C.
-------------------------------------------------------------------------------
                                                    Certified Public Accountant
                                                       10924 Vance Jackson #404
                                                       San Antonio, Texas 78230
                                                           (210) 699-1287(ofc.)
                                           (888) 699-1287  (210) 691-2911 (fax)
                                                                        Member:
                                                    American Institute of CPA's
                                                         Texas Society of CPA's

Board of Directors
BisAssist Inc.


                          INDEPENDENT AUDITOR'S REPORT

I have audited the accompanying balance sheet of BisAssist Inc. (Company) as of November 30, 2000 and the related statement of operations, statement of stockholders' equity, and the statement of cash flows for the years ended November 30, 2000 and 1999. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of November 30, 2000 and the results of its operations and its cash flows for the years ended November 30, 2000 and 1999 in conformity with generally accepted accounting principles



                                Clyde Bailey P.C.
San Antonio, Texas
December 11, 2000

                                 BisAssist Inc.
                                  Balance Sheet
                             As of November 30, 2000

                                   A S S E T S
                                   -----------
Current Assets
--------------
      Cash                                                    $   5,149
                                                              ---------

             Total Current Assets                                              5,149
                                                                           ---------
Fixed Assets
------------
      Property and Equipment                                     67,524
      Less: Accumulated Depreciation                            (23,285)
                                                              ---------
             Total Fixed Assets                                               44,239

Other Assets:
-------------
      Note Receivable - Related Party                            82,794       82,794
                                                              ---------    ---------
             Total Assets                                                  $ 132,182
                                                                           =========

                              L I A B I L I T I E S
                              ---------------------

Current Liabilities
-------------------
      Income Tax Payable                                            825
                                                              ---------

             Total Current Liabilities                                           825

Long-Term Liabilities
---------------------
      Shareholder Loan                                                        55,985

                                                                           ---------
             Total Liabilities                                                56,810

      Commitments and Contingencies                                               --

                      S T O C K H O L D E R S ' E Q U I T Y
                      -------------------------------------
Preferred Stock

     50,000,000 authorized shares, par value $.001 no shares issued and outstanding

Common Stock                                                                   9,980

     100,000,000 authorized shares, par value $.001
     9,980,000 shares issued and outstanding

        (Retroactively Restated)
Additional Paid-in-Capital                                                        --
Accumulated Surplus                                                           65,392
                                                                           ---------

             Total Stockholders' Equity (Deficit)                             75,372
                                                                           ---------

             Total Liabilities and Stockholders' Equity                    $ 132,182
                                                                           =========


          The accompanying notes are integral part of the Consolidated
                              Financial Statements.

                                 BisAssist Inc.
                             Statement of Operations

                                                         For the Year Ended
Revenues:                                                    November 30
---------                                           ---------------------------
                                                        2000             1999
                                                    -----------     -----------
      Revenues                                      $   204,650         166,498
                                                    -----------     -----------

           Total Revenues                               204,650         166,498

Cost of Revenues
----------------

      Consulting Expenses                                66,952          90,200
                                                    -----------     -----------

           Gross Profit                                 137,698          76,298

Expenses:
---------

      Auto Expenses                                       7,785          12,352
      Depreciation Expense                               13,505           9,780
      Telephone                                          15,186          11,492
      Professional Fees                                   1,830           1,800
      Filing Fees                                         7,438           1,377
      Travel                                             27,436          12,383
      Supplies                                            7,879           8,229
      Other Expenses                                     51,083          37,513
                                                    -----------     -----------
           Total Expenses                               132,142          94,926

           Net Income (Loss) from Operations        $     5,556     $   (18,628)

Other Income:
-------------
      Interest Income                                     3,312              --
      Interest Expense                                   (3,371)         (5,000)
                                                    -----------     -----------

           Total Other Income                               (59)         (5,000)

           Net Income (Loss) Before Tax                   5,497         (23,628)

Provision for Income Taxes:
---------------------------

      Income Tax Benefit (Expense)                         (825)          3,544
                                                    -----------     -----------
           Net Income (Loss)                        $     4,672     $   (20,084)
                                                    ===========     ===========


Basic and Diluted Earnings Per Common Share               0.000          (0.002)
                                                    -----------     -----------

Weighted Average number of Common Shares              9,980,000       9,980,000
                                                    ===========     ===========

      used in per share calculations *


      * - Retroactively Restated

          The accompanying notes are integral part of the Consolidated
                              Financial Statements.

                                 BisAssist Inc.
                        Statement of Stockholders' Equity
                             As of November 30, 2000


                                                    $0.001       Paid-In     Accumulated   Stockholders'
                                   Shares         Par Value      Capital       Surplus        Equity
                                 ---------       -----------    ---------    -----------   -------------
Balance, December 1, 1998        9,980,000        $   9,980        $--       $ 80,803       $ 90,783

Net Income  (Loss)                                                            (20,084)       (20,084)

                                ----------        ---------        ---       --------       --------
Balance November 30, 1999        9,980,000            9,980         --         60,719         70,699

Net Income  (Loss)                                                              4,672          4,672

                                ----------        ---------        ---       --------       --------

Balance November 30, 2000        9,980,000        $   9,980        $--       $ 65,392       $ 75,372
                                ==========        =========        ===       ========       ========

  Retroactively Restated

          The accompanying notes are integral part of the Consolidated
                              Financial Statements.

                                 BisAssist Inc.
                             Statement of Cash Flows


                                                          For the Year Ended
                                                              November 30
                                                       ------------------------
Cash Flows from Operating Activities:                    2000            1999
-------------------------------------                  --------        --------

     Net Income (Loss)                                 $  4,672        $(20,084)

     Changes in operating assets and liabilities:
              Depreciation /Amortization                 13,505           9,780
              Note Receivable                           (82,794)
              Income Tax Payable                            825              --
                                                       --------        --------

              Total Adjustments                         (68,464)          9,780
                                                       --------        --------

Net Cash Used in Operating Activities                  $(63,792)       $(10,304)

Cash Flows from Investing Activities:

     Fixed Assets                                       (18,622)        (48,902)
                                                       --------        --------

Net Cash Used in Investing Activities                  $(18,622)       $(48,902)
                                                       --------        --------


Cash Flows from Financing Activities:

     Note Payable                                        85,110          65,525
     Paid in Capital                                         --              --
                                                       --------        --------

Net Cash Provided for Financing Activities             $ 85,110        $ 65,525

                                                       --------        --------

Net Increase (Decrease) in Cash                        $  2,696        $  6,319

Cash Balance,  Begin Period                               2,453           2,453
                                                       --------        --------

Cash Balance,  End Period                              $  5,149        $  8,772
                                                       ========        ========


Supplemental Disclosures:
     Cash Paid for interest                            $     --        $     --
     Cash Paid for income taxes                        $     --        $     --


          The accompanying notes are integral part of the Consolidated
                              Financial Statements.

                                 BisAssist Inc.
                          Notes to Financial Statements

Note 1  -  Summary of Significant Accounting Policies

Organization

BisAssist Inc. ("the Company") was incorporated under the laws of the State of Texas on October 21, 1996 for the purpose to promote and carry on any lawful business for which a corporation may be incorporated under the laws of the State of Texas. The company has a total of 100,000,000 authorized common shares with a par value of $.001 per share and with 9,980,000 shares issued and outstanding as of November 30, 2000. On September 20, 2000, an amendment to the Articles of Incorporation was filed with the Texas Secretary of State to increase the authorized common shares to 100,000,000 authorized and 50,000,000 in preferred shares. On November 17, 2000, an amendment to the Articles of Incorporation was filed with the Texas Secretary of State to change the name of the Company from T.A.R. Financial Group Inc. to BisAssist Inc. These financial statements reflect these changes in the Articles of Incorporation.


Federal Income Tax

The Company has adopted the provisions of Financial Accounting Standards Board Statement No. 109, Accounting for Income Taxes. The Company accounts for income taxes pursuant to the provisions of the Financial Accounting Standards Board Statement No. 109, "Accounting for Income Taxes", which requires an asset and liability approach to calculating deferred income taxes. The asset and liability approach requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure on contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounting Method

The Company's financial statements are prepared using the accrual method of accounting. Revenues are recognized when earned and expenses when incurred. Fixed assets are stated at cost. Depreciation and amortization using the straight-line method for financial reporting purposes and accelerated methods for income tax purposes.

                                 BisAssist Inc.
                          Notes to Financial Statements

Note 1  -  Summary of Significant Accounting Policies (con't)

Fixed Assets

Fixed Assets are recorded at cost and depreciated over the useful lives of the assets. The assets consist of computer equipment and furniture and equipment.

Earnings per Common Share

The Company adopted Financial Accounting Standards (SFAS) No. 128, "Earnings Per Share," which simplifies the computation of earnings per share requiring the restatement of all prior periods.

Basic earnings per share are computed on the basis of the weighted average number of common shares outstanding during each year.

Diluted earnings per share are computed on the basis of the weighted average number of common shares and dilutive securities outstanding. Dilutive securities having an anti-dilutive effect on diluted earnings per share are excluded from the calculation.

Comprehensive Income

Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income," establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS No.130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. The Company does not have any assets requiring disclosure of comprehensive income.

Segments of an Enterprise and Related Information

Statement of Financial Accounting Standards (SFAS) No. 131, Disclosures about Segments of an Enterprise and Related Information, supersedes SFAS No. 14, "Financial Reporting for Segments of a Business Enterprise." SFAS 131 establishes standards for the way that public companies report information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements issued to the public. It also establishes standards for disclosures regarding products and services, geographic areas and major customers. SFAS 131 defines operating segments as components of a company about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. The Company has evaluated this SFAS and does not believe it is applicable at this time.

                                 BisAssist Inc.
                          Notes to Financial Statements

Note 1  -  Summary of Significant Accounting Policies (con't)

Accounting for Derivative Instruments and Hedging Activities

Statement of Financial Accounting Standards (SFAS) 133, "Accounting for Derivative Instruments and Hedging Activities," establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, (collectively referred to as derivatives) and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for sale security, or a foreign-currency-denominated forecasted transaction. Because the Company has no derivatives, this accounting pronouncement has no effect on the Company's financial statements.

Note 2  -  Common Stock

In October of 1996, a total of 986 shares of common stock were issued for founders and consulting services. On June 18, 1997, the Company issued 8 more shares to 16 individuals bring the total outstanding shares to 994. On January 4, 1998 the Company issued 4 shares for consulting services to an individual to bring the total shares outstanding to 998. On September 26, 2000, the Company approved a 10,000 to 1 forward split of the outstanding shares. There were a total of 998 shares outstanding prior to the forward split, which relates to 9,980,000 post-split shares outstanding. The financial statements have been retroactively restated to record this forward split.

Note 3  -  Notes Receivable and Notes Payable

The Company entered into a promissory note payable with Calvin Mees, on April 4, 2000 in the amount of $50,565. The note mature on April 4, 2002 and carries an interest rate of 10% due at maturity. Interest has been accrued as of November 30, 2000.

The Company entered into a promissory note receivable with Tarja Morado on June 21, 2000 in the amount of $ 79,482. The note matures on June 21,2002 and carries an interest rate of 10% due at maturity. Interest has been accrued as of November 30, 2000.

Note 4 - Related Parties

There is a Note Payable due to Calvin Mees, President, Director and Shareholder as explained in the foregoing Note 3.

There is a Note Receivable due from Tarja Morado, Director and Shareholder as explained in the foregoing Note 3.

                                 BisAssist Inc.
                          Notes to Financial Statements

Note 5 - Income Taxes

Deferred income taxes arise from temporary differences resulting from the Company's subsidiary utilizing the cash basis of accounting for tax purposes and the accrual basis for financial reporting purposes. Deferred taxes are classified as current or non-current, depending on the classification of the assets and liabilities to which they relate. Deferred taxes arising from timing differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the timing differences are expected to reverse. The Company's previous principal temporary differences relate to revenue and expenses accrued for financial purposes, which are not taxable for financial reporting purposes. The Company's material temporary differences consist of bad debt expense recorded in the financial statements that is not deductible for tax purposes and differences in the depreciation expense calculated for financial statement purposes and tax purposes.


Note 6  -  Subsequent Events

There were no other material subsequent events that have occurred since the balance sheet date that warrants disclosure in these financial statements.

ITEM 8. CHANGE IN FISCAL YEAR

Not applicable.

ITEM 9. REGULATION FD DISCLOSURE.

Not applicable.

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

                               Index to Exhibits

  2.1 Stock Acquisition and Reorganization Agreement by and among MYG Corp. and Bisassist, Inc., dated December 19, 2000.

  3.1    Certificate of Amendment to Articles of Incorporation of MYG Corp.

 *3.2 Articles of Incorporation of Bisassist, Inc., a Texas corporation, as amended.

 *3.3    By-Laws of Bisassist, Inc., a Texas corporation.

*17.1    Resignation Letter of Bruce Younker

*27.1.   Financial Data Schedule.

----------
*To be filed by amendment

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

                                           BisAssist, Inc., a Nevada corporation


DATED: December 26, 2000               By: /s/ Calvin K. Mees
                                           -------------------------------------
                                           Calvin K. Mees, President

                                       8